UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2018
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UNION ACQUISITION CORP.
(Exact Name of Registrant as specified in its charter)
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Cayman Islands	001-38405	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

400 Madison Avenue, Suite 11A
New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

(212) 981-0630
(Registrant’s telephone number, including area code)

Not Applicable
(Registrant’s name or former address, if change since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of Union Acquisition Corp., a Cayman Islands exempted company (“UAC”), filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2018 (the “November 9 Current Report”), UAC, Joseph J. Schena (the “UAC Representative”), solely in his capacity as representative of the holders of UAC ordinary shares, and Bioceres, Inc., a Delaware corporation, entered into a Share Exchange Agreement, dated as of November 8, 2018 (the “Exchange Agreement”), pursuant to which UAC will acquire New Bioceres Inc., a corporation to be formed under the laws of Delaware (“Bioceres”) and an 87% interest in Bioceres Semillas S.A., an Argentine corporation and a majority owned subsidiary of Bioceres S.A. (“Bioceres Semillas”), in exchange for 27,116,174 ordinary shares of UAC (“UAC Shares”) and 7,500,000 warrants ( “UAC Warrants”), each to purchase one UAC Share (the “Exchange,” and together with the Reorganization (as defined and described in the November 9 Current Report) and the other transactions contemplated by the Exchange Agreement, the “Business Combination”).

Under the terms of the Exchange Agreement, the UAC Warrants will be issued in three tranches as follows: (i) 2,500,000 UAC Warrants, having a strike price of $11.50, which will vest if and when the price of UAC Shares trades above $15.00 for any twenty (20) trading days within any thirty (30) trading-day period; (ii) 2,500,000 UAC Warrants, having a strike price of $15.00, which will vest upon issuance; and (iii) 2,500,000 UAC Warrants, having a strike price of $18.00, which will vest upon issuance. The form of the UAC Warrant is attached as Exhibit C to the Exchange Agreement.

Upon the consummation of the Business Combination, assuming approval by UAC’s public shareholders, UAC will (i) continue as a Cayman Islands exempted company but will no longer be a shell company, (ii) become the holding company of both Bioceres and the majority stake in Bioceres Semillas, (iii) change its name from “Union Acquisition Corp.” to “Bioceres Crop Solutions Corp.,” and (iv) change its tax residence to the United Kingdom.

The Exchange Agreement

Consideration payable to Bioceres LLC

Subject to the terms and conditions of the Exchange Agreement, all of the issued and outstanding Bioceres stock and all of the stock of Bioceres Semillas owned by Bioceres LLC, will be exchanged for 27,116,174 UAC Shares and 7,500,000 UAC Warrants. In addition, the consideration payable in connection with the minority ownership of Bioceres Semillas, if the minority holders exercise their tag along rights in connection with the consummation of the Business Combination, will be in the form of UAC Shares and/or cash and shall be equal to an amount not to exceed $2,000,000 to be payable to the minority holders of Bioceres Semillas by Bioceres S.A. The number of UAC Shares exchanged for Bioceres stock and all of the issued and outstanding stock of Bioceres Semillas owned by Bioceres LLC shall not exceed 27,116,174. Upon the consummation of the Business Combination, all of the Bioceres stock outstanding immediately prior to the effective time of the Exchange shall be automatically cancelled, extinguished and converted into 27,116,174 UAC Shares and 7,500,000 UAC Warrants.

There are no outstanding options, warrants or other rights, exercisable for Bioceres stock.

Listing of BIOX Stock

Upon closing of the Business Combination, UAC’s units and rights will cease trading and the ordinary shares and warrants are expected to commence trading on the New York Stock Exchange (the “NYSE”) under the symbols “BIOX” and BIOX WS,” respectively.

Covenants

The Exchange Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) the parties to conduct their respective businesses in the ordinary course through the closing and use commercially reasonable efforts to preserve substantially intact its business organization and to preserve the present commercial relationship with key persons with whom it does business, (b) UAC and Bioceres to cease discussions for alternative transactions, (c) UAC and Bioceres to prepare and UAC to file a registration statement on Form S-4 as promptly as reasonably practicable to provide UAC’s shareholders with the opportunity to redeem their UAC ordinary shares, to solicit proxies from UAC’s shareholders to vote on, among other matters, the issuance of UAC Shares and UAC Warrants and proposals regarding the Business Combination, (d) the protection of, and access to, confidential information of the parties, and (e) the parties to use commercially reasonable efforts to obtain necessary approvals from governmental agencies.

Governance

After the consummation of the Business Combination, UAC will continue to have a board of directors divided into three classes, with each class of directors generally serving for a three-year period, but the size of the board will be increased and will consist of seven directors. Five of the members of the board of directors after the consummation of the Business Combination will be appointed by Bioceres and two of the members of the board of directors after the consummation of the Business Combination shall be existing directors of UAC, designated by the board of directors of UAC (the “UAC Board”). One director designated by the UAC Board will serve in the second class of directors, whose term will expire at the second annual meeting following the consummation of the Business Combination and one director designated by the UAC Board will serve in the third class of directors, whose term will expire at the third annual meeting following the consummation of the Business Combination.

Conditions to Closing of the Business Combination

The consummation of the Business Combination is subject to customary closing conditions, including approval by UAC’s shareholders. In addition, consummation of the Business Combination is subject to (a) UAC having at least $5,000,001 of net tangible assets upon closing of the Business Combination, (b) the listing of the combined company’s shares on the NYSE upon the closing of the Business Combination, (c) the consummation of the transactions contemplated by the Exchange Agreement, including the Reorganization and execution of the Parent Joinder, (d) the exercise of the Rizobacter option (as described below); (e) the indebtedness of the Group Companies (as such term is defined in the Exchange Agreement) not to exceed $101 million; and (f) no Bioceres Material Adverse Effect (as such term is defined in the Exchange Agreement) having occurred.

Representations and Warranties

The parties to the Exchange Agreement have made representations and warranties that are customary for transactions of this nature. The representations and warranties of the parties contained in the Exchange Agreement or in any instrument delivered pursuant to the Exchange Agreement will terminate and be of no further force and effect as of the closing.

Termination

The Exchange Agreement may be terminated at any time prior to the closing of the Business Combination, whether before or after the required UAC shareholder approval has been obtained, by mutual written consent of UAC and Bioceres, and in certain other circumstances, including if the Business Combination has not been consummated by March 31, 2019 (unless extended by mutual agreement of the parties to the Exchange Agreement), if any governmental entity has taken action permanently prohibiting the Business Combination or if UAC shareholder approval has not been obtained.

The foregoing description of the Exchange Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Exchange Agreement and any related agreements. The Exchange Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. A copy of the Exchange Agreement is attached to this Current Report on Form 8-K (this “Current Report”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about UAC or any other party to the Exchange Agreement. In particular, the representations, warranties, covenants and agreements contained in the Exchange Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Exchange Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Exchange Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Exchange Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Exchange Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in UAC’s public disclosures.

A copy of the Exchange Agreement is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Exchange Agreement is qualified in its entirety by reference thereto.

Related Agreements

Rizobacter Option Agreement

On October 22, 2018, Bioceres entered into an amended and restated option agreement (the “Rizobacter Option Agreement”), by and among Bioceres S.A., RASA Holding LLC, a Delaware limited liability company and a wholly owned subsidiary of Bioceres, Inc. (“RASA Holding”), and Pedro Enrique Mac Mullen, María Marta Mac Mullen and International Property Services Corp., as sellers (collectively, the “Grantors”), pursuant to which Bioceres S.A., RASA Holding or any of their nominated affiliates (including Bioceres, collectively the “Beneficiaries”) will have the option to purchase from the Grantors all of their 11,916,000 shares of common stock, par value AR$1 each and five votes per share (the “Rizobacter Stock”) of Rizobacter Argentina S.A., an Argentine corporation and subsidiary of RASA Holding (“Rizobacter”), representing 29.99% of all outstanding common stock of Rizobacter, which, upon exercise, will increase the total indirect ownership of Bioceres in Rizobacter up to 80.00% (the “Rizobacter option”). Bioceres intends to exercise the Rizobacter option upon the consummation of the Business Combination. The consideration payable to the Grantors will be in the form of cash from the trust account and/or UAC shares, for a total consideration value of $50 million.

The Rizobacter Option Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Lock-up Agreement

In connection with the Exchange Agreement, UAC, the UAC Representative, and Bioceres have entered into a Lock-Up Agreement, pursuant to which Bioceres may not transfer UAC Shares until (i) the earlier of (x) one year after the completion of the Business Combination and (y) the date on which the closing price of UAC’s Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any twenty (20) trading days within any thirty (30) trading day period commencing on one hundred fifty (150) days after completion of the Business Combination, or (ii) the date on which UAC consummates a subsequent liquidation, merger stock exchange or other similar transaction which results in all shareholders having the right to exchange their ordinary shares for cash, securities or other properties. The terms of the Lock-Up Agreement are consistent with the lockup arrangements entered into by the initial shareholders of UAC prior to its initial public offering.

The Lock-up Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference.

Escrow Agreement

The Exchange Agreement contemplates that, as a condition precedent to the closing of the Business Combination, Bioceres S.A., UAC, the UAC Representative and Continental Stock Transfer & Trust Company, as escrow agent, will enter into an escrow agreement (the “Escrow Agreement”). Pursuant to the Escrow Agreement, five percent (5%) of the UAC Shares issued to Bioceres as consideration in the Business Combination will be deposited in a segregated escrow account to serve as security for, and a source of payment of, UAC’s indemnity rights under the Exchange Agreement. The form of the Escrow Agreement is attached as Exhibit A to the Exchange Agreement.

Amended and Restated Registration Rights Agreement

Upon the consummation of the Business Combination, the Grantors expect to enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) by and among UAC, certain of UAC’s initial shareholders, Bioceres and certain of its affiliates (collectively, the “Restricted Stockholders”), in respect of the UAC Shares issued to the Grantors (if any) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the exercise of the Rizobacter option at closing. Pursuant to the Registration Rights Agreement, the Restricted Stockholders and their permitted transferees will be entitled to certain registration rights, including, among other things, customary registration rights, including demand and piggy-back rights. Additionally, the Restricted Stockholders, including the Grantors, will agree not to sell, transfer, pledge or otherwise dispose of UAC Shares they own for one year from the closing of the Business Combination.

Right of First Refusal Agreement

In connection with the Business Combination, at closing, a right of first refusal agreement (the “Right of First Refusal Agreement”) will be entered into, pursuant to which Bioceres S.A. shall be granted a right of first refusal to purchase from any of Juan Sartori, Kyle Bransfield, Gerald Haddock, Daniel Fink, Joseph Schena, Union Group International Holdings Limited, Union Acquisition Associates, LLC or Jim Manley (each, a “Union Investor”) any and all UAC Shares held by such Union Investor prior to such Union Investor’s transfer of such shares to a third party buyer. The form of the Right of First Refusal Agreement is attached as Exhibit B to the Exchange Agreement.

Warrant Agreement

At the closing of the Business Combination, and in connection with the issuance of 7,500,000 UAC Warrants, Bioceres and Continental Stock Transfer & Trust Company, as warrant agent, will enter into a Warrant Agreement on substantially the same terms (other than the terms of UAC Warrants described above in this Item 1.01 of this Current Report) as the Warrant Agreement entered into by UAC in connection with its initial public offering and filed with the SEC as Exhibit 4.4 to UAC’s registration statement on Form S-1/A on February 23, 2018.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. Any UAC Shares to be issued in connection with the exercise of the Rizobacter option pursuant to the terms of the Rizobacter Option Agreement will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of UAC, Bioceres or the combined company after completion of the Business Combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Exchange Agreement and the proposed Business Combination contemplated therein; (2) the inability to complete the transactions contemplated by the Exchange Agreement due to the failure to satisfy the conditions to closing in the Exchange Agreement; (3) the ability to meet applicable NYSE listing standards; (4) the risk that the proposed Business Combination disrupts current plans and operations of Bioceres as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Bioceres may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the definitive registration statement of UAC filed in connection with the proposed Business Combination and the proxy statement/prospectus contained therein, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by UAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. UAC and Bioceres undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Investors should carry out their own due diligence in connection with the assumptions contained herein. These forward-looking statements speak only as of the date such statements were made. Although UAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Additional Information About the Business Combination

In connection with the proposed Business Combination between Bioceres and UAC, UAC intends to file with the SEC a registration statement on Form S-4 and a proxy statement/prospectus forming a part thereof (the “Registration Statement”) and will mail a definitive Registration Statement and other relevant documentation to UAC’s shareholders. UAC’s shareholders and other interested persons are advised to read, when available, the preliminary Registration Statement and the amendments thereto and the definitive Registration Statement and documents incorporated by reference therein, if any, as these materials will contain important information about UAC, Bioceres and the Business Combination. The definitive Registration Statement will be mailed to UAC’s shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary and definitive Registration Statement once it is available, without charge, on the SEC’s website at http://sec.gov or by directing a request to: Union Acquisition Corp., 400 Madison Avenue, Suite 11A, New York, NY 10017. UAC shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about UAC and Bioceres, once such documents are filed with the SEC.

Participants in the Solicitation

UAC and its directors, executive officer, certain of its shareholders and other members of its management and employees and affiliates, and Bioceres, its directors and management may be deemed to be participants in the solicitation of proxies from UAC’s shareholders in connection with the proposed Business Combination. Shareholders are urged to carefully read the Registration Statement regarding the proposed Business Combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of UAC’s shareholders in connection with the proposed Business Combination will be set forth in the Registration Statement when it is filed with the SEC. Information about UAC’s executive officers and directors will also be set forth in the Registration Statement relating to the proposed Business Combination when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Share Exchange Agreement by and among Union Acquisition Corp., Joseph J. Schena, solely in his capacity as representative of the holders of UAC ordinary shares, and Bioceres, Inc., dated as of November 8, 2018.*
10.1	Rizobacter Option Agreement, by and among Bioceres S.A., RASA Holding LLC, and Pedro Enrique Mac Mullen, María Marta Mac Mullen and International Property Services Corp., as sellers, dated October 22, 2018.
10.2	Lock-up Agreement by and among Union Acquisition Corp., Joseph Schena, as representative of the holders of UAC ordinary shares, and Bioceres, Inc., dated as of November 8, 2018.

*Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). UAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Acquisition Corp.

By:	/s/ Kyle P. Bransfield
Name:	Kyle P. Bransfield
Title:	Chief Executive Officer

Date: November 13, 2018